[Logo] MFS(SM)                                                     Annual Report
INVESTMENT MANAGEMENT                                             for Year Ended
                                                               December 31, 1997


 MFS(R) LIMITED MATURITY SERIES
 A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)


[Graphic Omitted]

MFS(R) LIMITED MATURITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
A. Keith Brodkin*                                   Massachusetts Financial Services Company
Chairman and President;                             500 Boylston Street
Chairman and Director,                              Boston, MA 02116-3741
Massachusetts Financial Services Company
                                                    DISTRIBUTOR
Nelson J. Darling, Jr.                              MFS Fund Distributors, Inc.
Trustee, Eastern Enterprises                        500 Boylston Street
(diversified holding company)                       Boston, MA 02116-3741

William R. Gutow                                    INVESTOR SERVICE
Vice Chairman,                                      MFS Service Center, Inc.
Capitol Entertainment Management Company            P.O. Box 2281
(Blockbuster Video franchise)                       Boston, MA 02107-9906

PORTFOLIO MANAGER                                   For additional information,
Geoffrey L. Kurinsky*                               contact your financial adviser.

TREASURER                                           CUSTODIAN
W. Thomas London*                                   State Street Bank and Trust Company

ASSISTANT TREASURERS                                AUDITORS
Mark E. Bradley*                                    Deloitte & Touche LLP
Ellen Moynihan*
James O. Yost*                                      WORLD WIDE WEB
                                                    www.mfs.com
SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

[Graphic Omitted]

For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

Dear Contract Owners:

Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While economic growth in the United States continues to be impressive, this is partially being offset by events in the Pacific Rim. Thus, markets will most likely continue to focus on activity by the Federal Reserve Board (the Fed) and its response to both U.S. and world events.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/Jeffrey L. Shames
Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

MFS LIMITED MATURITY SERIES

For the year ended December 31, 1997, the Series provided a total return of 6.08% (including the reinvestment of any distributions). This compares to a 7.16% return for the Merrill Lynch One- to Five-Year Government/Corporate Bond Index, an unmanaged composite of coupon-bearing U.S. Treasury issues, debt of the U.S. government and its agencies, and investment-grade corporate debt.

We have seen strong returns for U.S. fixed-income markets, as prospects for continued steady economic growth and low inflation have sparked a rally in this arena. Rates on 10-year U.S. Treasuries fell almost a full percentage point, from 6.50% to 5.75%, during 1997. We believe interest rates could continue moving gradually lower as the inflation figures continue to decline. The main reason for this favorable environment has been positive inflation data, which changed the markets' previous perception that the Fed would have to raise interest rates. The U.S. bond market is also receiving flight capital from Asian markets. We believe the Fed will most likely take a wait-and-see attitude toward raising rates, especially given the market sell-off in the Pacific Rim, which could slow the pace of economic growth globally.

Major commitments for the Series include the bank and finance sectors, as well as media and entertainment. The steady-growth, low-inflation environment has been beneficial to both banking and brokerage companies, while we believe the continued focus on debt reduction and increasing cash flows in the media and entertainment industries should result in further credit upgrades in coming months.

At two years, the Series' duration, or interest-rate sensitivity, reflects what we see as a period of stability for short-term interest rates. This is also the average duration for the average short-term, investment-grade fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Looking ahead, we believe the forces of economic growth and low inflation will keep interest rates moving lower from current levels. The recent collapse of markets in Southeast Asia suggests a moderation of both global growth and inflation expectations, but just how much of an impact these events will have on U.S. growth and earnings remains debatable. They do, though, suggest that the Fed will keep rates stable or move them lower as we move into 1998 as officials evaluate the impact on the U.S. economy.

Respectfully,

/s/ Geoffrey L. Kurinsky
Geoffrey L. Kurinsky
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky began his career at MFS in 1987 in the Fixed Income Department and was named Assistant Vice President in 1988, Vice President in 1989, and Senior Vice President in 1993. A graduate of the University of Massachusetts and the Boston University Graduate School of Management, he has managed MFS Limited Maturity Series since 1996.

OBJECTIVES AND POLICIES

The Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

Commencement of investment operations: August 14, 1996

TAX FORM SUMMARY

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS.

The Series designated $614 as a long-term capital gain.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Limited Maturity Series - VIT shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from September 1, 1996, through December 31, 1997)

[Graphic Omitted]

                MFS Limited         Merrill Lynch 1-5 Yr.         Consumer Price
              Maturity Series           Govt/Corp                  Index - U.S.

 9/96            $10,000                 $10,000                      $10,000
12/96             10,322                  10,323                       10,090
12/97             10,950                  11,062                       10,301


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1997
                                                                              1 Year    Life of Series*
--------------------------------------------------------------------------------------------------------
MFS Limited Maturity Series                                                  + 6.08%           + 6.33%
--------------------------------------------------------------------------------------------------------
Average short-term investment-grade debt fund**                              + 6.19%           + 6.34%
--------------------------------------------------------------------------------------------------------
Merrill Lynch One- to Five-Year Government/Corporate Bond Index#             + 7.16%           + 7.77%
--------------------------------------------------------------------------------------------------------
Consumer Price Index#+                                                       + 2.15%           + 2.32%
--------------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Series' investment operations,
  August 14, 1996, through December 31, 1997.
**Source: Lipper Analytical Services, Inc.
 #Source: CDA/Wiesenberger.
 +The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

PORTFOLIO OF INVESTMENTS - December 31, 1997
Bonds - 76.2%

--------------------------------------------------------------------------------------------------------
                                                                   Principal Amount
Issuer                                                                (000 Omitted)              Value
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 44.6%
  Airlines - 4.6%
    Delta Air Lines, Inc., 8.5s, 2002                                           $30          $  32,012
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 6.9%
    Advanta Corp., 6.574s, 2000                                                 $10          $   9,616
    Advanta Corp., 6.925s, 2002                                                  20             18,809
    Capital One Financial Corp., 7.25s, 2003                                     20             20,177
                                                                                             ---------
                                                                                             $  48,602
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.8%
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                          $20          $  19,596
--------------------------------------------------------------------------------------------------------
  Financial Services - 12.7%
    Bear Stearns, Inc., 6.75s, 2007                                             $30          $  30,236
    Contifinancial Corp., 7.5s, 2002                                             24             23,490
    Salomon, Inc., 7.3s, 2002                                                    10             10,320
    United Cos. Financial Corp., 7s, 1998                                        20             20,066
    United Cos. Financial Corp., 9.35s, 1999                                      5              5,182
                                                                                             ---------
                                                                                             $  89,294
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 4.8%
    Boise Cascade Corp., 9.9s, 2001                                             $30          $  33,559
--------------------------------------------------------------------------------------------------------
  Telecommunications - 11.0%
    Continental Cablevision, Inc., 11s, 2007                                    $20          $  22,207
    Tele-Communications, Inc., 10.125s, 2001                                     30             33,139
    WorldCom, Inc., 8.875s, 2006                                                 20             21,519
                                                                                             ---------
                                                                                             $  76,865
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    Salton Sea Funding Corp., 6.69s, 2000                                       $13          $  12,598
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                             $ 312,526
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 5.4%
  Chile - 2.9%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities -
      Electric)##                                                               $20          $  20,076
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.5%
    Bell Cablemedia PLC, 0s to 2000, 11.875s to 2005
      (Telecommunications)                                                      $20          $  17,722
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                          $  37,798
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 15.6%
    Federal Home Loan Mortgage Corp., 6.725s, 2027                              $19          $  18,893
    Federal National Mortgage Assn., 7.5s, 2011                                  88             90,741
--------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                                  $ 109,634
--------------------------------------------------------------------------------------------------------

U.S. Government Guaranteed - 10.6%
    U.S. Treasury Notes, 5.5s, 2000                                             $30          $  29,831
    U.S. Treasury Notes, 6.25s, 2002                                             23             23,471
    U.S. Treasury Notes, 8.875s, 1999                                            20             20,691
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                             $  73,993
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $533,278)                                                      $ 533,951
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 10.0%
------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank Corp., due 1/02/98, at Amortized
      Cost                                                                      $70          $  69,991
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $603,269)                                                $ 603,942
Other Assets, Less Liabilities - 13.8%                                                          97,118
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $ 701,060
--------------------------------------------------------------------------------------------------------

##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
December 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $603,269)                 $603,942
  Cash                                                                 4,302
  Receivable for Series shares sold                                   77,865
  Interest receivable                                                  8,786
  Receivable from investment adviser                                   3,411
  Deferred organization expenses                                       6,662
  Other assets                                                             5
                                                                    --------
      Total assets                                                  $704,973
                                                                    --------
Liabilities:
  Payable to affiliates -
    Management fee                                                  $      9
    Shareholder servicing agent fee                                        5
  Accrued expenses and other liabilities                               3,899
                                                                    --------
      Total liabilities                                             $  3,913
                                                                    --------
Net assets                                                          $701,060
                                                                    ========
Net assets consist of:
  Paid-in capital                                                   $701,043
  Unrealized appreciation on investments                                 673
  Accumulated net realized loss on investments                          (647)
  Accumulated distributions in excess of net investment income            (9)
                                                                    --------
      Total                                                         $701,060
                                                                    ========
Shares of beneficial interest outstanding                             70,001
                                                                      ======

Net asset value per share
  (net assets of $701,060 / 70,001 shares of beneficial interest
  outstanding)                                                      $  10.01
                                                                    ========
See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
Year Ended December 31, 1997
-------------------------------------------------------------------------------
Net investment income:
    Interest income                                                 $  40,767
                                                                    ---------

  Expenses -
    Management fee                                                  $   3,129
    Trustees' compensation                                              2,033
    Shareholder servicing agent fee                                       200
    Administrative fee                                                     67
    Auditing fee                                                       17,901
    Printing                                                            7,826
    Amortization of organization expenses                               1,837
    Legal fee                                                           1,357
    Custodian fee                                                         442
    Miscellaneous                                                         700
                                                                    ---------
      Total expenses                                                $  35,492
    Fees paid indirectly                                                  (89)
    Reduction of expenses by investment advisor                       (29,715)
                                                                    ---------
      Net expenses                                                  $   5,688
                                                                    ---------
        Net investment income                                       $  35,079
                                                                    ---------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions (identified cost basis)  $     653
  Change in unrealized appreciation on investments                     (1,204)
                                                                    --------
      Net realized and unrealized loss on investments               $    (551)
                                                                    ---------
        Increase in net assets from operations                      $  34,528
                                                                    =========
See notes to financial statements

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                          Year Ended               Period Ended
                                                   December 31, 1997         December 31, 1996*
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                   $   35,079               $ 12,877
  Net realized gain (loss) on investments                        653                 (1,440)
  Net unrealized gain (loss) on investments                   (1,204)                 1,877
                                                          ----------               --------
      Increase in net assets from operations              $   34,528                 13,314
                                                          ----------               --------

Distributions declared to shareholders -
  From net investment income                                 (34,958)               (12,819)
  In excess of net investment income                             (77)                  --
  In excess of net realized gain on investments                 (613)                  --
                                                          ----------               -------
        Total distributions declared to shareholders      $  (35,648)              $(12,819)
                                                          ----------               --------
Net increase in net assets from Series share
  transactions                                            $  179,248               $513,837
                                                          ----------               --------
        Total increase in net assets                      $  178,128               $514,332
                                                          ----------               --------
Net assets:
  At beginning of period                                     522,932                  8,600
                                                          ----------               --------

  At end of period (including accumulated distributions
    in excess of net investment income of $(9) and
    accumulated undistributed net investment income of
    $49, respectively)                                    $  701,060               $522,932
                                                          ==========               ========

*For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.

See notes to financial statements

Financial Highlights

------------------------------------------------------------------------------------------------
Year Ended December 31,                                               1997             1996*
------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $10.01            $10.00
                                                                     ------            ------

Income from investment operations# -
  Net investment income(S)                                           $ 0.62            $ 0.25
  Net realized and unrealized gain (loss) on investments              (0.01)             0.01
                                                                     ------            ------
      Total from investment operations                               $ 0.61            $ 0.26
                                                                     ------            ------

Less distributions declared to shareholders -
  From net investment income                                         $(0.60)           $(0.25)
  From net realized gain on investments                               (0.01)             --
                                                                     ------            ------
      Total distributions declared to shareholders                   $(0.61)           $(0.25)
                                                                     ------            ------
Net asset value - end of period                                      $10.01            $10.01
                                                                     ======            ======
Total return                                                           6.08%             2.61%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                           1.00%             1.00%+
  Net investment income                                                6.13%             6.61%+
Portfolio turnover                                                      167%              109%
Net assets at end of period (000 omitted)                            $  701            $  523

  *For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Series' expenses are calculated without reduction for fees paid indirectly.
(S)Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fee at not more than 1.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
   Net investment income                                             $ 0.10            $ 0.01
   Ratios (to average net assets):
    Expenses##                                                         6.20%             7.55%+
    Net investment income                                              0.93%             0.06%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
(1) Business and Organization

MFS Limited Maturity Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 Series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Market Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Government Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were 8 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1997, $102 was reclassified from accumulated undistributed net investment income and $642 from paid in capital to accumulated net realized gain on investments due to differences between book and tax accounting. These changes had no effect on the net assets or net asset value per share. At December 31, 1997, accumulated undistributed net investment income and net realized loss on investments under book accounting were different from tax accounting due to temporary differences in accounting for capital loss carryforwards.

At December 31, 1997, the Series, for federal income tax purposes, had a capital loss carryforward of $1,267 which may be applied against any net taxable realized gains in each succeeding year until the earlier of its utilization or expiration on December 31, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of average daily net assets.

The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fee. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.45% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $42,419.

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                                             Purchases             Sales
----------------------------------------------------------------------------------------------------------
U.S. government securities                                                    $285,882          $404,650
                                                                              --------          --------
Investments (non-U.S. government securities)                                  $565,172          $411,008
                                                                              --------          --------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                       $603,269
                                                                     --------
Gross unrealized appreciation                                        $  3,473
Gross unrealized depreciation                                          (2,800)
                                                                     --------
    Net unrealized appreciation                                      $    673
                                                                     ========
(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in the Series were as follows:

                                          Year Ended          Period Ended
                                          December 31, 1997   December 31, 1996
                                          -----------------   ----------------
                                          Shares     Amount   Shares    Amount
------------------------------------------------------------------------------
Shares sold                               21,169   $216,032   50,102  $501,018
Shares issued to shareholders in
  reinvestment of distributions            3,554     35,646    1,277    12,819
Shares reacquired                         (6,961)   (72,430)    --       --
                                          ------   --------   ------  --------
    Net increase                          17,762   $179,248   51,379  $513,837
                                          ======   ========   ======  ========
(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowing may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowing, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $4.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Limited Maturity Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the year ended December 31, 1996 and financial highlights for the period from August 14, 1996 (the commencement of investment operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Limited Maturity Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 VLM-2 2/98 1.6M